                                                                     12/18/97
                                   EXHIBIT A
                                  Page 1 of 14



                         AFG Energy Inc. Kansas Office

                                 Asset Listing



1.   Approximately 50-mile gathering system

2.   Three compressors

3.   Rolling stock, 11 vehicles

4.   Total of 273 wells

                  207  productive with associated pumping units, tank
                       batteries, etc.
                  34   SWD
                  32   wells TA'd, some with equipment

5.   Office equipment

                  3    PCs with printers
                  1    copy machine
                  3    offices furnished with normal fixtures; 2-way radios
                       in all vehicles, with base station in office

6.   Office space leased @ $400/month

7.   Various spare parts and equipment

                                                                     12/18/97


                                    EXHIBIT A
                                   Page 2 of 14


                                   Compressors

AFG-owned:

         3 - G342/JG-2 Ariel Compressors 20# suction, each machine will move 1.279 MMCF/day;
             all three at 3.8 MMCF/day with discharge of 240#

         AFG has a gathering system consisting of about 50 miles of pipe. Gas is delivered to AFG's compressor station at Otis, Kansas, boosted to plus or minus 300# for delivery into a KN Energy line for use as plant fuel at KN's Bushton gas processing plant east of Otis, Kansas.

                                                                        12/18/9
                                   EXHIBIT A
                                  Page 3 of 14



Rolling Stock                  Serial No.                         License No.
-------------                  ----------                         -----------

95 Chevy Pickup                1GCEK14Z4SZ165806                  IGY 270
97 Dodge Pickup                lB7GG23X5YS188007                  IGY 268
95 Chevy Pickup                1GCEK14Z9S236062                   IGY 275
95 Chevy Pickup                1GCEK14Z5S236799                   IGY 276
95 Chevy Pickup                1GCEK14Z2Sl20l53                   IGY 271
94 Chevy Pickup                1GCK14Z3RZ162258                   IGY 269
93 Chevy Pickup                1GCCT14Z9P8137775                  IGY 273
97 Ford Pickup                 IFTEF14Y2TLB0362                   MAU 224
81 Intl. Old
   Water Truck                 1HTAA17E3BHA25767                  IGX 694
91 Intl. New
   Water Truck                 1HTSHNROMH331186                   IGX 693

                                                                    Exhibit A
                                                                    Page 4 of 14
       TOTALS -
    ALL PROPERTIES


                                           Equip.       Non-Eq.
                            SWD   Prod.    TA'd         TA'd
================================================================
Woodman-Iannitti            12     53        2
Hill City                    6     24        2           3
Hays                         7     24        1           5
AFG Oil                      6     32                    9
K-N                                11        1
West Gas / North Gas                5        1
Reichel                             6
AFG Gas                      1     36                    3
Croffott                     2     16        3           2

                           =====================================
   TOTAL                    34     207      10          22



     TOTAL WELLS           273

                                                                   Exhibit A
                                                                   Page 5 of 14
WOODMAN - IANNITTI  WELLS

County    Lease Name      Prod.   TA'd   SWD         WI             NRI
================================================================================
Barton    Ben Tempero       1             1           1.000         0.82031240
Barton    Deutsch           2                         1.000         0.82031250
Barton    Hammeke           1                         1.000         0.83398440
Barton    H. Karst          1             1         0.81250           0.702051
Barton    Howlier           1                       0.93700           0.768633
Barton    Iannitti          6             1           1.000              0.875
Barton    Keenan 'B'        2                      0.992754            0.86866
Barton    Lander            2                      0.915630           0.741803
Barton    Nuss              1                       0.81250           0.699080
Barton    Rose              3                         1.000              0.875     Dual Comp.
Barton    Unruh             2             1         0.81250           0.710938
Barton    Weis SWD                        1
Edwards   Henning           1                        0.8750           0.708801
Osborne   Hobrock           2             1        0.593750           0.480947
Osborne   Hogan             4                       0.59375           0.480972
Osborne   Maier             1                       0.81250           0.676025
Pawnee    Barstow           1                       0.93750           0.769043
Pawnee    Lovett            1             1           1.000           0.768633
Pawnee    O. Schultz        2                       0.93750           0.820313
Pawnee    Oetkin            3      1      1         0.93750           0.794678
Rice      Whiteman-Holland  3                         1.000         0.82031250
Russell   Beisel            4             1           1.000              0.875

Russell   Thacker           2                         1.000         0.84765630     Dual Comp.
Stafford  Beckerdite        1             1         0.93750           0.807495
Stafford  Hoffman           1             1         0.68750           0.556915
Stafford  Miller            1                        0.8750           0.708801
Stafford  Schulz            2                       0.68750           0.554449
Stafford  Williams          2             1          0.8750           0.715210
Stafford  Oscar Miller             1                  1.000         0.82031250

                         =====================
   TOTAL                   53      2     12

                                                                   Exhibit A
                                                                   Page 6 of 14
HILL CITY
(Oil Wells)


                                       Equip.  Non-Eq.
County   Lease Name        SWD   Prod.  TA'd    TA'd       WI            NRI
===============================================================================
Rooks    Harrison 'A'       1      5                1       1.000         0.875
Rooks    Finnesy            1      3                        1.000         0.875
Rooks    Watts                     1                        1.000      0.809380
Rooks    Hindman                   1                        1.000      0.809370
Rooks    Dougherty East            1                        1.000       0.76650
Rooks    Stebbins                  1                        1.000      0.751570
Rooks    Dick               1      1       1                1.000         0.875
Rooks    Stahl                     4                1       1.000      0.843750
Rooks    Kaba                      1                        1.000      0.847656
Rooks    Cerrow                    1                        1.000         0.875
Graham   DeYoung            1      2                        1.000         0.875
Rooks    Lowry                     1                        1.000      0.847656
Rooks    Hilgers 'B'        1      2       1        1       1.000         0.875
Rooks    Towns              1

 TOTAL                    ============================
                            5     24       2        3

                                                                   Exhibit A
                                                                   Page 7 of 14

HAYS
(Oil Wells)


                                    Equip.  Non-Eq.
County   Lease Name      SWD  Prod.  TA'd    TA'd      WI         NRI

===============================================================================
Ellis    Kraus 'A'               3      1        1     1.000       0.820310
Ellis    Kraus                   1               1     1.000       0.792969
Trego    Ridgeway          1     1               1     1.000        0.77930
Ellis    Schneller         1     3                     1.000       0.820313
Trego    Keller 'A'        1     2               1     1.000         0.8750
Ellis    Leiker                  1                   0.41667       0.364590
Ellis    Grass                   1                     1.000         0.8750
Trego    Keller                  2                     1.000         0.8750
Trego    Baugher                 1               1     1.000       0.765630
Ellis    Flax                    1                     1.000         0.8750
Ellis    Honas                   1                     1.000       0.820310
Ellis    Kraus 'I'         1     2                     1.000       0.820313
Ellis    Kinderknecht 'B'        2                     1.000         0.8750
Ellis    Kraus 'B'         1     2                     1.000         0.8750
Trego    Schoenthaler            1                     1.000        0.77500
Trego    Schoenthaler 'A'  1                           1.000        0.77500
         Kramer            1

  TOTAL                   =========================
                           7    24      1        5

                                                                      Exhibit A
                                                                   Page 8 of 14
    AFG
(Oil Wells)

                                         Equip.  Non-Eq.
County      Lease Name     SWD   Prod.   TA'd     TA'd      WI       NRI
===============================================================================
Rush        Urban                  4                       1.000        0.8750
Russell     Foster          1      2              1        1.000      0.847656
Rooks       Jaco            1      3              1        1.000        0.8750
Rooks       Mosher          1      2                       1.000        0.8750
Rooks       Ross                   1              1        1.000        0.8750
Rush        Urban 'D'       1      2                       1.000        0.8750
Rooks       Axelson                2                       1.000      0.792969
Graham      Lewis                  2              1        1.000        0.8750
Rooks       Garvert 'A'            1                       1.000        0.8750
Rush        Jacobs 'B'             1                       1.000        0.8750
Rooks       Garvert 'B'            1                       1.000        0.8750
Rooks       Thyfault        1      1                       1.000      0.820313
Rooks       Bardot                 1              3        1.000        0.8750
Rooks       Harrison 'C'           1              1        1.000        0.8750
Rush        Breit                  1                       1.000        0.8750
Rooks       Andreson 'A'           1                       1.000        0.8750
Rush        Urban 'K'              1              1        1.000        0.8750
Rush        Ochs                   1                       1.000        0.8750
Rooks       Thompson 'A'           1                       1.000        0.8750
Rush        Dechant 'B'            1                       1.000        0.8750
Rush        Schwindt Farms         1                       1.000      0.820313
Rush        Kaiser 'A'             1                       1.000        0.8750

Rush        Wilson          1
                            =======================

   TOTAL                    6     32      0       9

                                                                   Exhibit A
                                                                   Page 9 of 14
     K-N
 (Gas Wells)

County        Lease Name    Prod.  TA'd        WI          NRI
===============================================================================
Rush          Schneider      1                 1.000       0.820313
Rush          Foos           1                 1.000       0.820313
Rush          Hanhardt 'A'   1                 1.000       0.820313
Rush          Beahm          1                 1.000       0.820313
Rush          Appl           2                 1.000       0.820313
Rush          Rau            1                 1.000       0.820313
Rush          Steitz 'B'     1                 1.000       0.820313
Rush          Foos 'A'       1                 1.000       0.820313
Rush          Kleweno               1          1.000       0.820313
Rush          Bieber         1                 1.000       0.820313
Rush          Hanhardt       1                 1.000       0.820313

                           ===========
   TOTAL                    11      1

                                                                       Exhibit A
                                                                   Page 10 of 14
  WEST GAS
  (Gas Wells)

County           Lease Name       Prod.   TA'd       WI           NRI
================================================================================
Rush             Muth              2                1.000        0.722656
Rush             Legleiter 'A'     1                1.000        0.738281

   NORTH GAS
  (Gas Wells)

Rush             Legleiter 'B'     1                1.000          0.8750
Rush             Legleiter 'C'              1       1.000          0.8750
Rush             Graham            1                1.000          0.8750

                                 ===============
   TOTAL                           5        1

                                                                      Exhibit A
                                                                  Page 11 of 14
   REICHEL
 (Gas Wells)

County        Lease Name       Prod.   TA'd        WI           NRI
===============================================================================
Rush          Reichel            1                1.000        0.8750
Rush          Bieber             1                1.000        0.8750
Rush          Rothe #1-31        1                1.000        0.8750
Rush          Thielenhaus        1                1.000        0.8750
Rush          Gillig             1                1.000        0.8750
Rush          Kleweno            1                1.000        0.8750

                              =======
   TOTAL                         6

                                                                      Exhibit A
                                                                  Page 12 of 14
    AFG
(Gas Wells)

County      Lease Name      Prod.  TA'd    SWD        WI          NRI
===============================================================================
Rush        Kober              1                      1.000         0.8750
Rush        Urban R&A          1                      1.000         0.8750
Rush        Giesick            2                      1.000         0.8750
Rush        Torrey             1                      1.000       0.861328
Rush        Rothe              1                      1.000       0.820313
Rush        Decker 'A'         1                      1.000       0.868164
Rush        Allen 'A' & 'D'    1      1               1.000         0.8750
Rush        Grumbein 'A'       1                      1.000         0.8750
Rush        Scheuerman         1                      1.000         0.8750
Rush        Holzmeister 'B'    1                      1.000       0.861328
Rush        Edwards            1                      1.000         0.8750
Rush        Lippert 'B'        2                      1.000       0.765625
Rush        Ochs 'A'           1                      1.000         0.8750
Rush        Sherwood           1                      1.000       0.792969
Rush        Lippert            2                      1.000       0.861328
Rush        Lippert 'C'        1                      1.000       0.765625
Rush        Hoofer             1                      1.000       0.861328
Rush        Lebsack 'A'        1                      1.000       0.783854
Rush        Hartman 'C'        1                      1.000       0.820313
Rush        Elder              1                      1.000         0.8750
Rush        Honderick 'C'      1                      1.000         0.8750
Rush        Steitz 'A'         1                      1.000         0.8750
Rush        Janson 'A'                1               1.000         0.8750
Rush        Odell              1                      1.000       0.861328
Rush        Ochs               1                      1.000         0.8750
Rush        Holzmeister        1                      1.000       0.847656

Rush        Brack 'A'          1                      1.000
Rush        Frye               1                      1.000         0.8750
Rush        Holzmeister 'A'    1                      1.000       0.847656
Rush        Hoffman            1                      1.000       0.820313
Rush        Basgall 'C'        1                      1.000         0.8750
Rush        Bahr               1                      1.000         0.8750
Rush        Kaiser             1                      1.000         0.8750
Rush        Schlitter          1                      1.000       0.861328
Rush        Kansas State #3                  1
                              =================

                              36      2      1

                                                                      Exhibit A
                                                                  Page 13 of 14

CROFFOOT
(Oil Wells)


                                        Equip.  Non-Eq.
County    Lease Name       SWD    Prod.  TA'd     TA'd     WI        NRI
===============================================================================
Rooks     Croffoot           1       4      1              1.000     0.861328
Rooks     Croffoot 'A'               3      1        1     1.000     0.803864
Rooks     Croffoot 'B'       1       7      1        1     1.000     0.820313
Rooks     Croffoot 'C'               2                     1.000     0.806641
                           =============================

 TOTAL                       2      16     3         2

                                                                    Exhibit A
                                                                 Page 14 of 14

County        Lease Name                NRI
=======================================================
Graham        Anderson 'A'              0.006836          ORR
Graham        Bell                      0.008545          ORR
Graham        Farrell 'A'               0.016525          ORR
Russell       Mills 'B'                 0.027344          ORR
Ellis         Pfeifer                   0.102539           WI
Ellis         Roth                      0.059245           WI
Ellis         Ruder                     0.003418          ORR
Ellis         Spreen                    0.013672          ORR
Ellis         Swires                    0.005127          ORR